                                                                   EXHIBIT 10.16

                       SUPPLEMENT TO COLLATERAL ASSIGNMENT


        This Supplement to Collateral Assignment is dated as of September 18, 1996 to supplement the Collateral Assignment, Patent Mortgage and Security Agreement (the "Collateral Assignment"), dated as of March 31, 1994, by Emulex Corporation, InterConnections, Inc. and Emulex Europe Limited (jointly and severally, the "Grantor"), in favor of Silicon Valley Bank, ("Silicon"), a copy of which is attached hereto as Exhibit X.


        NOW, THEREFORE, the parties hereby supplement the Copyright Agreement as follows:

        1. Exhibit A-1, Exhibit B and Exhibit C to the Collateral Assignment are hereby amended and replaced by Exhibit A-1, Exhibit B and Exhibit C, respectively, which are attached hereto.

        IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the date first above written.

SILICON VALLEY BANK                         EMULEX CORPORATION

By:  /s/ Michael P. Quain                   By:  /s/ Paul F. Folino
Title: Vice President                       Title: President


                                            INTERCONNECTIONS, INC.

                                            By:  /s/ Paul F.  Folino
                                            Title: President


                                            EMULEX EUROPE LIMITED

                                            By:  /s/ Paul F. Folino
                                            Title: Director

Exhibit "A-1" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS

REG. NO.              REG. DATE                    COPYRIGHT
--------              ---------                    ---------
TX1807309             November 18, 1985            BOB-GRAPHICS MODE O/PUT

TX1807308             November 18, 1985            BOB-CHARACTER RAM DECODER

TX1770506             November 18, 1985            PARAMETER CONVERSION EPROM CODE

TX1770505             November 18, 1985            CHARACTER SET EPROM CODE



SEE ATTACHMENT TO EXHIBIT "A-1" ANNEXED HERETO FOR ADDITIONAL COPYRIGHTS.

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                   EXHIBIT "B"

                                     PATENTS

DOCKET NO.            COUNTRY       SERIAL NO.            FILING DATE          STATUS
----------            -------       ----------            -----------          ------

                      USA           08/452,274            May 26, 1995          PENDING

                      USA           08/410,712            March 27, 1995        Allowed

                      USA           08/429,916            April 27, 1995        PENDING

                      USA           08/484,592            June 7, 1995          PENDING

                      USA           08/488,035            June 7, 1995          PENDING

                      USA           4,320,453             March 16, 1982

                      USA           D282,160              January 14, 1986


Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement


                                   EXHIBIT "C"

                                   TRADEMARKS

MARK                         COUNTRY                SERIAL NO.             STATUS
----                         -------                ----------             ------
CONNECT PLUS                  USA                   74/662,809             PENDING

DCP LINK                      USA                   74/727,920             PUBLISHED

EMULEX AND DESIGN             USA                    1,264,502             REGISTERED

EMULEX                        USA                    1,160,761             REGISTERED

EMULEX LOGO                   USA                    1,261,502             REGISTERED

ENSTALL                       USA                    1941.0001             Awaiting Specimen

FRAMEEXPRESS                  USA                   75/121,294             PENDING

LIGHTPULSE                    USA                   75/004,410             PENDING

NETJET                        USA                    1,892,032             REGISTERED

NETJET (STYLIZED)             USA                    1,889,726             REGISTERED

NETQUE                        USA                    1,892,031             REGISTERED

NETQUE (STYLIZED)             USA                    1,889,731             REGISTERED

NETQUE MATE                   USA                   74/647,108             ALLOWED

NETQUE PRO                    USA                   74/719,667             PENDING

PERFORMANCE                   USA                   74/719,920             PENDING

WAIT-LESS PRINTING            California, USA           76,316             REGISTERED

MINI MONO CARD                California, USA           76,534             REGISTERED

SHORT PORT COLOR CARD         USA                    1,410,938             REGISTERED

1*                            USA                    1,628,113             REGISTERED

LEVERAGE                      USA                    1,754,459             REGISTERED

INTERCONNECTORS               USA                   74-022,602             PENDING

INTERCONNECTIONS              USA                   74-302,242             PENDING


INTERCONNECTIONS              USA                   74-302,243             PENDING


STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF ________________   )


        On ___________________, 1996, before me,
__________________________________, a Notary Public in and for said county and state, personally appeared ______________________ _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

                                                -------------------------------

(Seal)




STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ________________ )


        On ___________________, 1996, before me,
__________________________________, a Notary Public in and for said county and state, personally appeared ______________________ _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

                                                -------------------------------

(Seal)